UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        August 17, 2005
                                                --------------------------------


                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                              73131
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On August 17, 2005, Six Flags, Inc. (the "Company") issued a news release relating to preliminary proxy materials filed with the Securities and Exchange Commission by Red Zone LLC, an investment vehicle of Daniel M. Snyder, in connection with a potential consent solicitation that refers to a possible conditional tender offer for approximately 23% of the Company's outstanding common shares.

         A copy of the press release, dated August 17, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release of Six Flags, Inc., dated August 17, 2005.
























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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIX FLAGS, INC.

                                    By: /s/ James F. Dannhauser
                                        -------------------------------------
                                        Name: James F. Dannhauser
                                        Title: Chief Financial Officer


Date: August 19, 2005






















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
                                  EXHIBIT INDEX


Exhibit No.           Description
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99.1                  Press Release of Six Flags, Inc., dated August 17, 2005.


























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